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                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

        As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included or made a part of this Registration Statement.

                                                         /s/ ARTHUR ANDERSEN LLP


        Seattle, Washington
        September 20, 2001


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